1 September 2009 (NASDAQ: AUXL) Exhibit 99.1

Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995, including statements regarding the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including those for the treatment of Dupuytren’s contracture, Peyronie’s disease, and Frozen Shoulder syndrome;
interpretation of market research data; competition within certain markets relevant to the Company’s product candidates; interpretation of clinical results, including the efficacy and tolerability of the Company’s product candidates; the timing of the commencement and completion of clinical trials and the timing of reporting of results therefrom; the timing of any action by the U.S. Food and Drug Administration on the Biologics License Application for XIAFLEX™
(collagenase clostridium histolyticum– formerly referred to as AA4500) for the treatment of Dupuytren’s contracture and the approval thereof; the timing of the release of results from the phase IIb trial for XIAFLEX for the treatment of Peyronie’s disease; the timing of the launch of XIAFLEX for the treatment of
Dupuytren’s contracture in the U.S. and the design of the risk management plan; the timing of the initiation of phase III for XIAFLEX for the treatment of
Peyronie’s disease; the Company’s ability to manufacture XIAFLEX at the Company’s Horsham facility in sufficient quantities to meet several years of global launch expectations given annual capacity at current yields; the timing of the filing by Pfizer of the Marketing Authorization Application for XIAFLEX for the
treatment of Dupuytren’s contracture in the European Union; competitive developments affecting the Company’s products and product candidates, including generic competition; the success of the Company’s development activities; future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the protection for Testim afforded by U.S. Patent No. 7,320,968, and its listing in the Orange Book, the value of extending patent protection for Testim through January 2025, the value and likelihood that patents will be granted from the continuation and divisional applications filed by CPEX Pharmaceuticals,
Inc.; the impact of the filing by Upsher-Smith Laboratories, Inc. of an ANDA for a testosterone gel; the Company’s development and operational goals and strategic priorities for fiscal 2009; the ability to fund future operations; and the Company’s expected financial performance during 2009 and financial milestones that it may achieve for 2009, including 2009 net revenues, research and development spending, selling, general and administrative expenses, stock-based compensation expenses, and net loss.  All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in Auxilium's Annual Report on Form 10-K for the year ended December 31, 2008 and in Auxilium’s Quarterly Report on Form
10-Q for the period ended June 30, 2009 under the heading “Risk Factors”, which is on file with the Securities and Exchange Commission (the “SEC”) and may
be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements.
Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation.
The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

3 Focused on Sustainable Long-term Growth Testim XIAFLEX Dupuytren’s XIAFLEX Peyronie’s XIAFLEX New Indications XIAFLEX New Territories

•
Completed enrollment in Peyronie’s Phase IIb (Feb. 2)
•
Filed BLA for Dupuytren's Contracture (Feb. 27)
•
Received FDA priority review (Apr. 28) and PDUFA  Date (Aug. 28)
•
Secured $30 M Revolving Credit Line with Silicon Valley Bank
(Aug. 4)
•
CORD I published in New England Journal of Medicine (Sept. 3)
•
12 month Dupuytren's Contracture safety presented at ASSH
(Sept. 5)
•
Unanimous 12-0 FDA Arthritis Advisory Committee vote
recommending approval of XIAFLEX (Sept. 16)
2009 Milestones Achieved

•
U.S. Dupuytren’s
Contracture Launch (~ 60
days post-approval)
• Top-line results of
Peyronie's Phase IIb
Study (Dec 09)
• Pfizer files MAA for
Dupuytren’s
Contracture in EU (2010)
• Initiation of Peyronie's
Phase III Studies (2010)
Timing Dupuytren’s Peyronie’s
Anticipated XIAFLEX Events
2009
2010

Pipeline Continues to Advance
Note:  Seeking partners for Transmucosal film product candidates
PRODUCT LATE RESEARCH      PRE-CLINICAL           PHASE I           PHASE II           PHASE III              MARKET
TESTIM ® GEL
XIAFLEX™
XIAFLEX™
XIAFLEX™
Transmucosal Film AA4010
Transmucosal Film
Transmucosal Film
Hypogonadism
Dupuytren’s Contracture
Peyronie’s Disease
Frozen Shoulder Syndrome
Overactive Bladder
Pain
Hormone & Urology

XIAFLEX Driver of Long-Term Growth XIAFLEX product and packaging have not been approved by the FDA 7

XIAFLEX – Unique, Late-Stage, Blockbuster
Opportunity
• Potential to be the only effective non-surgical treatment for two high unmet needs:
– Dupuytren’s contracture
– Peyronie’s disease
• Well-characterized mode of action
• State of the art biological manufacturing facility
• Worldwide rights generate and support growth
– Build company in North America
– Partnered with Pfizer in EU for Dupuytren’s and Peyronie’s
– Opportunity to add additional indications
– Rights for other territories or indications could generate additional cash
• We believe there are at least 450,000 potential patients annually in U.S. and
EU for Dupuytren’s & Peyronie’s indications or > $1 Billion opportunity, based on market research and analysis

Dupuytren’s Contracture is Debilitating for
Patients
• Excessive collagen deposition in fascia of hand
• Nodules represent early, active form
• Cords develop over time, are palpable, and
result in contractures
• Quality of life and daily activities can be
significantly affected
• Surgery may be reserved for advanced disease
due to unpredictable results, complications, long
recovery and recurrence/additional surgeries

Current Treatment Options Require Invasive
Surgery with Significant Recuperation or
Are Unapproved and Ineffective
• Surgery
• Non-surgical options
> Splinting
> Physical therapy
> Corticosteroids
• Needle
fasciotomy/
aponeurotomy
• Amputation

XIAFLEX Offers an Improved Mechanism of
Action
• Clostridial collagenase is faster and more potent than human collagenase
– Activity of XIAFLEX further enhanced by optimizing the ratio of collagenases in the product
End products
Fast cleavage
Human collagenase Human collagenase
(MMP) (MMP)
Slow cleavage
XIAFLEX XIAFLEX
End products

CORD I - Largest Double-blind, Placebo-
controlled Trial in Dupuytren’s Contracture
• Primary endpoint is reduction in contracture to within
0 - 5 of normal
> randomized in 2:1 ratio of active to placebo
> enrolled a 2:1 ratio of MP:PIP
> enrolled 1:1 ratio of less severe to more severe joints
• Secondary endpoints to measure clinical improvement
and range of motion (ROM)
> 50% improvement in contracture
> mean change in primary joint degree of contracture
> mean change in degrees of finger flexion minus extension (ROM)
• Published in September 3
edition of The New England Journal of
Medicine
rd

Results Are Comparable to Surgery at the Joint Level
Hurst et al. NEJM 2009
Collagenase
Placebo
MP Joints
(N=133)
PIP Joints
(N=70)
P < 0.001
P < 0.001
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
XIAFLEX
(N=203)
Placebo
(N=103)
P < 0.001
MP = metacarpophalangeal
PIP = proximal interphalangeal
Placebo
(N=34)
Placebo
(N=69)

Hurst et al. NEJM 2009
MP = metacarpophalangeal
PIP = proximal interphalangeal
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
XIAFLEX
(N=203)
Placebo
(N=103)
Collagenase
Placebo
MP Joints
(N=133)
PIP Joints
(N=70)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Almost 100% of MP Joints and 2/3 of PIP Joints
Achieved Better than 50% Improvement
P < 0.001
P < 0.001
P < 0.001
Placebo
(N=69)
Placebo
(N=34)

15
Hurst et al. NEJM 2009
79.3% reduction in contracture for XIAFLEX patients
vs. 8.6% reduction for placebo patients (p<0.001)
Baseline
Last
60
50
40
30
20
10
0
XIAFLEX (All Joints)
(N=203)
Placebo
(N=103)
MP Joints
(N=133)
PIP Joints
(N=70)
60
50
40
30
20
10
0
87.1%* reduction in contracture for XIAFLEX patients
with MP joints and 64.8%* reduction for PIP joints
MP = metacarpophalangeal
PIP = proximal interphalangeal
MP Joints Responded Better than PIP Joints, but
PIP Joints Were More Severe at Baseline
*Both endpoints’ percent reduction was significant vs. the respective placebo patient groups (p<0.001)

Treatment with XIAFLEX Resulted in Greater
Improvement in Range of Motion than Treatment
with Placebo
Hurst et al. NEJM 2009
36.7 vs 4
P < 0.001
36.7
43.9
80.7
4
49.5
45.3
Collagenase Placebo
°
°
°
°
°
°

17 MP Joints Treated with XIAFLEX Exhibited a 41º Mean Improvement in Range of Motion Baseline 30 Days After Last Injection Mean values were rounded to the nearest whole number. Hurst et al. NEJM 2009

Baseline
30 Days After Last
Injection
Mean values were rounded to the nearest whole number.
Hurst et al. NEJM 2009
PIP Joints Treated with XIAFLEX Exhibited a 29
Mean Improvement in Range of Motion
55
°

19
Early Intervention with XIAFLEX May Be the
Most Effective Treatment Approach
MP Joints
MP = metacarpophalangeal
PIP = proximal interphalangeal
Hurst et al. NEJM 2009
PIP Joints
88.9%
(72/81)
57.7%
(30/52)
Less Severe
More Severe
80.9%
(17/21)
22.4%
(11/49)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
50°
>50°
40°
>40°
Contracture at Baseline

XIAFLEX Was Well-Tolerated in the CORD I Study
•
The overwhelming majority of adverse events were local
reactions and rates were consistent with prior XIAFLEX trials
• Most treatment related adverse events were mild or moderate in intensity and resolved without intervention within a median of 10 days
• No deaths, clinically meaningful changes in grip strength, arterial injuries or nerve injuries were reported
• No clinically meaningful changes in laboratory values
• No clinically meaningful systemic allergic reactions

XIAFLEX  is a Potential, First-line Nonsurgical
Option for Patients with Dupuytren’s Contracture
• Efficacy should compare favorably to surgery
– Primary endpoint of 5° for both MP and PIP joints reached with statistical significance in multiple studies
– Secondary endpoints support commercial uptake
• Early intervention may be the best treatment approach
• A significant number of patients with Dupuytren’s contractures should be candidates for treatment with XIAFLEX
• 12 month estimated recurrence for 830 joints of 6.7% is comparable to earlier single center study
• Safety profile compares favorably to surgery
–
No systemic exposure and no systemic hypersensitivity reactions
– No nerve injuries and no arterial injuries

XIAFLEX Phase III AE and SAE Rates Compare
Favorably To Surgical Complications
• Common adverse events and rates were consistent with prior XIAFLEX trials
• Most AEs were mild or moderate in severity, all were confined to treated extremity and self-limiting with a median duration of 10 days
•
Serious Adverse Events Number Rate/Inj.
Tendon / Ligament:
Confirmed Tendon Rupture 3 0.12%
Ligament Injury 1   0.04%
Total Tendon / Ligament 4 0.15%
Tendonitis 1 0.04%
Boutonniere Deformity 1 0.04%
Deep Vein Thrombosis 1 0.04%
Dupuytren’s Disease 1 0.04%
Sensory Disturbance 1 0.04%
Complex Regional Pain Syndrome 1   0.04%
Total 10   0.39%
Note:  > 2,600 injections in approximately 1000 patients from CORD,  JOINT and PK studies as of October 29, 2008.
These SAEs occurred in the same patient

23 XIAFLEX Offers a Nonsurgical Treatment for Dupuytren’s Contracture

XIAFLEX I.P. Position for Dupuytren’s Contracture
•
U.S. Orphan Drug  granted on May 23, 1996 provides exclusivity for 7 years post-approval
•
Market Exclusivity expected in EU for 10 years post-approval
> Data protection granted for 8 years
•
Method of Use Patent in U.S. through 2014
•
Use Patent in France, UK, Sweden through 2018
> Pending in Germany and Denmark
•
Highly Purified Collagenase product and manufacturing
patent filed (if issued, expected expiry 2027)

XIAFLEX Supply Chain
• API produced in Horsham, PA
–
2°-
8°C storage expected at launch
– Annual capacity at current yield should be sufficient for several years of global launch expectations
– 1 manufacturing train in use and validated; capacity
to expand for future demand
• Fill and Lyophilization: Hollister-Stier; WA
– FDA and EMEA-approved facility
– Supplies U.S. and EU markets with injectable forms

Dupuytren’s Contracture –an Unmet Medical Need
NEJM 2009     Hueston 1963     Skoog 1948       Mikkelsen 1976    Tubiana 2006
• Disease prevalence is estimated at 3%-6% of adult Caucasian population, or 13.5 to 27 Million, in U.S. and EU, but occurs in all populations
• Higher prevalence in patients of northern-European descent
• Hereditary component in approximately 40% of patients
• On average, patients have 2.2 affected joints at the time of diagnosis, and about half of patients have bilateral disease
• Recurrence rate in surgical patients
> 30% during 1st and 2nd postoperative years
> 55% in 10 years
• We believe Dupuytren’s contracture is under-diagnosed
and under-treated
2
3
1
1
1
2 3 4
4,5

AUX-CC-860 is a 2 to 5 Year Long-term
Observational Follow-up Study
• To assess the durability of response in joints with
measurable improvement (
20°) in contracture after
treatment with AA4500
• To assess the progression of disease
• In joints that were not treated, or
•
Did not have measurable improvement (< 20°) after
treatment

XIAFLEX Risk Management Plan Goal Is
to Ensure Appropriate Administration
• Recognize potential and identified risks
– Potential: Injection related bleeding due to coagulation disorder, allergic reactions
– Identified: localized reactions and tendon ruptures
• Creation and implementation of strategies to minimize
those risks
– Product labeling, physician training, patient product information and education, access management program and safety monitoring
• Information and education for physicians and patients
– Extensive physician training program and resources
– Patients would have multiple portals to access patient specific information

Access Management Program Training
Would Be Required To Access XIAFLEX
Focus on physicians experienced in the diagnosis and
management of Dupuytren’s Disease:
• Hand surgeons, orthopedic surgeons, plastic surgeons,
general surgeons (hand focus) and rheumatologists
• Must attest to completion of the Injection Training Video or manual
• Submit attestation to Auxilium for enrollment to receive
access to XIAFLEX

Access Management Program Designed to
Support Appropriate Physician Usage
Distributor Distributor
checks enrollment checks enrollment
database database
Yes Yes
No No
Already Already
Enrolled Enrolled
Not Not
Enrolled Enrolled
Doctor wants Doctor wants
to use AA4500 to use AA4500
Contacts Contacts
Distributor Distributor
Distributor Distributor
ships ships
AA4500 AA4500
Redirects physician to Redirects physician to
web site for enrollment web site for enrollment
information information
Physician Training Physician Training
Program (Web site, Program (Web site,
Video, or Manual) Video, or Manual)
Central database Central database
of enrolled of enrolled
physicians physicians
Signed  Signed
enrollment form enrollment form
to Auxilium to Auxilium

Extensive Market Research Performed
with Dupuytren’s Surgeons
• Multiple prevalence data sets proved to be highly variable in numbers of patients
• Two rounds of quantitative primary research have been
commissioned by Auxilium on XIAFLEX for Dupuytren’s contracture
• A combined 571 Orthopedic Surgeons have been interviewed
to estimate market size (401 in U.S.;  170 in Europe) and 391 have given feedback on potential usage of XIAFLEX (221 U.S.;
170 Europe)
• Second study (n=444 total & 340 in depth) was designed to provide
95% confidence level and 7.5% margin of error

32 Source: 2006 Auxilium research and analysis Annually, >240,000 Dupuytren’s Candidates Could Exist between U.S. & EU

Sustainable Blockbuster Market for
Dupuytren’s Contracture Anticipated
• High disease prevalence
• Sustainable patient pool
– New patients within an ageing population
• Average of 2.2 joints affected at time of diagnosis
• ~ 50% of patients have bilateral disease
– Disease progression to additional joints
– High recurrence rate for surgery
• No nonsurgical competition - pricing expected to be comparable to surgery
• Market development represents upside
–
Based on literature, ~ 13.5M to 27M patients in U.S. and EU, however only  ~1M patients annually seeking treatment in U.S. and EU

34 1
Smith BH. Am J Clin Pathol. 1966;45:670-678.
2
Somers KD, Dawson DM. J Urol. 1997;157:311-315.
Peyronie’s Disease is a Devastating Disorder
• Scarring phenomenon affecting the tunica
albuginea
• Plaques show excessive collagen deposition
• Potential Symptoms
> Pain with erection, penile curvature/
deviation, penile shortening, indentations,
and/or erectile dysfunction
> May experience difficulty with sexual
intercourse, loss of self-esteem,
and depression
• There are no approved therapies for
the treatment of Peyronie’s disease
2
1

1
Peyronie’s Disease - an Unmet Medical Need
1
Schwarzer U, The prevalence of Peyronie’s disease: Results of a large survey. BJU Int 2001;88:727-30; Mulhall et al: J Urology
2004:171: 2350 - 2353;Rhoden et al: Int J. Impot Res 2001 :13 : 291 - 293; La Pera et al : EUR Urology  2001: 40 :525 - 530.
2
Smith BH. Am J Clin Pathol. 1966;45:670-678.
3
Lindsay MB, J Urol.
1991;146:1007-1009.
4
Nyberg L, J Urol.128: 48, 1982
• Prevalence of Peyronie’s disease is estimated at 1 in 20 adult men
> Actual prevalence may be higher, based on autopsies
2
• Prevalence rate increases with age
> The average age of disease onset is 53 years
• High association with other diseases such as:
> Diabetes, erectile dysfunction (ED), Dupuytren’s
contracture, plantar fascial contracture,
tympanosclerosis, gout, and Paget’s disease
4
• We believe Peyronie’s disease is under-diagnosed and under-treated
3

Current Surgical Options- Treatment of Last
Resort
• The goal of surgery is simply to make the two sides of the penis equal in size through reduction of the longer side
• Post-surgically, graft or prosthetic may be required
• Cost of surgery in U.S. is ~$10-12K
• Patients are highly motivated to attempt other treatments first

Unapproved Treatments for Peyronie’s Disease
Have Been Used With Little Reported Success
• Verapamil
• Vitamin E
• Colchicine
• Potassium aminobenzoate (Potaba)
• Tamoxifen
• Interferon alpha-2a
• Corticosteroids
• Energy transfer treatment including extracorporeal
shock wave therapy (ESWT), laser and ultrasound
therapy, and orthovoltage radiation

38 Promising Phase II Data with 25% Reduction in the Angle of Deviation for Most Patients 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

Peyronie’s Phase IIb Study Top-line Data
Expected in December 2009
• Study designed to assess the safety and efficacy with
XIAFLEX.
– XIAFLEX will be administered two times a week every
six weeks for up to three treatment cycles (2 x 3)
– ~120 patients
– 12 U.S. sites
•
Patients must be able to maintain a rigid erection and have
a penile contracture between 30 and 90 degrees.
–
Stratification occurs by the degree of penile curvature
(i.e. 30 to 60 versus > 60 ).
•
Active dosing period has been completed.
–
Patients will be monitored for 36 weeks following first injection.
° ° °

Peyronie’s Phase IIb Study Design
Arm Study Drug Plaque Modeling
Targeted Number
of Patients
A XIAFLEX yes 45
B Placebo yes 15
C XIAFLEX no 45
D Placebo no 15
120
• Patients will be randomized in a 3:1 ratio of XIAFLEX to placebo and a 1:1 ratio to receive penile plaque modeling or no modeling.

Peyronie’s Phase IIb Trial Utilizes a Novel
Patient Reported Outcome (PRO)
• Study is designed to validate Auxilium’s proprietary Peyronie’s
Patient Reported Outcome (PRO) questionnaire.
• PRO will measure four domains of patients’ sexual quality of life, over
a 36 week period:
– penile pain
– Peyronie’s disease bother
– intercourse discomfort
– intercourse constraint
• PRO likely to be used as a primary efficacy endpoint in Phase III clinical trials.

Extensive Market Research Performed
with Peyronie’s Surgeons
•
Two rounds of quantitative primary research have been
commissioned by Auxilium on XIAFLEX for Peyronie’s
disease
• A combined 575 Urologists have been interviewed to
estimate market size (415 in U.S.; 160 in Europe)
and 383 have given feedback on potential usage of
XIAFLEX (223 U.S.; 160 Europe)
• Second study (n=472 total & 333 in depth) was designed to
provide 95% confidence level and  7.5% margin of error

43 Source: 2006 Auxilium research and analysis Annually, >210,000 Peyronie’s Candidates Could Exist between U.S. and Europe

XIAFLEX I.P. Position for Peyronie’s Disease
• U.S. Orphan Drug granted on March 12, 1996 provides exclusivity for
7 years post-approval
• Market Exclusivity in EU could be extended to 11 years on
approval of additional indication
• Method of Use Patent in U.S. through 2019
• Use Patent Granted in France, UK, and Ireland (expiry 2020)
> Pending in Germany, Denmark, and Norway
• Highly Purified Collagenase product and manufacturing patent filed
(if issued, expected expiry 2027)

Strong Strategic Partner for XIAFLEX in EU
Validates Market Potential
•
Compelling economics for
Auxilium:
•
Up-front payment of $75 million
•
$150 million tied to regulatory
milestones
•
$260 million based on sales milestones
•
Significant increasing tiered royalties
based on sales of XIAFLEX in Pfizer’s
territories
•
Primarily responsible for the global
development of XIAFLEX,
including all clinical & commercial
manufacturing and supply.
•
Exclusive rights to commercialize
XIAFLEX for Dupuytren’s
contracture and Peyronie’s
disease
> 27 member countries of European
Union (EU) and 19 other European
and
Eurasian countries
• Primarily responsible for:
• EU regulatory activities
• All commercialization activities
• Phase IV clinical development
• First EU only partnership

Testim ® 1% Testosterone Gel: Near-Term Growth Driver 46

Testim ® Maintains Double-Digit Growth in
Testosterone Replacement Therapy Market
*Mulligan T. et al. Int J. Clin Pract
2006
•
Proprietary, topical 1% testosterone gel
> Once-a-day application
> Favorable clinical and commercial profile
•
Recent study indicates 39% of U.S. males over
45 yrs are hypogonadal*
> We estimate that <10% of affected population
receives treatment
•
We believe diagnosis is increasing through
education and awareness

Patient Results Were Proven in Clinical Studies
Note: Adjusted geometric means (CV
b
%) of a single-dose (50 mg testosterone), randomized,
complete crossover study of 29 hypogonadal men.
Total Testosterone
2,000
3,000
4,000
5,000
6,000
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
Free Testosterone
0
50
100
150
200
250
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
•
16 clinical studies involving approx. 1,800 patients
> largest placebo-controlled study ever conducted
•
Clinical trial of Testim
®
vs. AndroGel
®
> Testim provides 30% higher testosterone absorption (p<0.001)

Gels Continue to Drive Significant Growth in
TRT Marketplace
Source: IMS data
$35
$117
$200
$287
$340
$383
$449
$690
$563
$49
$59
$77
$118
$210
$302
$399
$459
$499
$568
$685
$819
0
100
200
300
400
500
600
700
800
900
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Gel Patch Oral Injectables
($ in millions)
Gel Segment Growth ($)
July 2009 L12M:
26.4%

Testim® Quarterly Net Revenues and Scripts
($ in millions)
Continuing Track Record of Consistent
Revenue Growth
2Q09 Net
Testim
Revenues
Y/Y Growth:
+26.8%
2Q09 TRX
Y/Y Growth:
+15.7%
Source: Auxilium and IMS data
$42.8M $68.9M $95.7M $125.1M $72.1M

Testim Patent Coverage
*Note: The referenced Testim patents are owned by CPEX Pharmaceuticals, Inc.
U.S.
• U.S. Patent # 7,320,968* covering method of use claims for Testim issued
January 22, 2008; expires 2025
• Divisional application and continuations filed with U.S. PTO in late 2007 with a plan to protect additional inventions and seek additional claims
• Upsher-Smith Laboratories, Inc. filed an ANDA with paragraph IV certification referring to the ’968 patent; AUXL filed lawsuit under
Hatch-Waxman on Dec. 4, 2008; 30 month stay expires June 2011
ROW
• Patent issued in Canada; expires 2023
• Patent issued in Europe; expires 2023
• Patents granted and applications pending in numerous countries worldwide

FDA Has Granted Our Citizen's Petition In
Part And Denied It In Part
• Auxilium’s Citizen’s Petition was filed in February 2009 and FDA response was received in August 2009.
• FDA has agreed with some of the statements we made in our Citizen's Petition regarding the testing required for generic versions of Testim and disagreed with other statements.
• Although not commenting upon any filing in particular, the FDA did state that "The practical effect of this determination is that any application for a testosterone gel product that has different penetration enhancers than the reference listed drug cannot be submitted as an ANDA and, instead, will have to be submitted as an
NDA under section 505(b) of the Act.“
• We will be interested to see what impact that has in the future.

2009
1H ’09      1H ‘08 Guidance
Revenues $73.9 $58.0 $155-165
R&D Expense $27.2 $26.6 $45-50
SG&A Expense $55.8 $43.2 $120-130
Net Loss ($26.6) ($25.2)         ($50-55)
Stock – Based
Comp Expense $9.4 $4.9 $16-19
Cash & Cash Equivalents $80.4
1H ‘09 Financial Results and 2009
Guidance ($ Millions)
Currently approximately 42.8 million shares issued & outstanding. Additional 6.4 million shares subject to issuance from stock options & warrants

Strategic Priorities in 2009 and 2010
• Obtain approval from the FDA in Dupuytren’s Contracture;
• Execute a successful launch in the U.S. for XIAFLEX in
Dupuytren’s contracture approximately 60 days after our approval date;
• Complete enrollment in the observational long term follow up study of Dupuytren’s contracture patients from the four phase III studies;
• Support Pfizer in preparing for EU submission and
commercialization;
• Complete the XIAFLEX Peyronie’s disease Phase IIb trial and release top line results in December 2009; and
• Vigorously defend Testim IP and continue to grow revenues.

55 Focused on Sustainable Long-term Growth Testim XIAFLEX Dupuytren’s XIAFLEX Peyronie’s XIAFLEX New Indications XIAFLEX New Territories

Auxilium Management Contact
James E. Fickenscher/CFO
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
jfickenscher@auxilium.com
William Q. Sargent Jr./ VP IR
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
wsargent@auxilium.com
September 2009
(NASDAQ: AUXL)